Exhibit 99.1

NextNRG Reports Preliminary April 2025 Revenues

up 154% Year-over-Year

Robust April Results Reflect Execution Strength, Sustained Volume Growth and

Scalable Business Model

MIAMI, May 15, 2025 (GLOBE NEWSWIRE) — NextNRG, Inc. (Nasdaq: NXXT), a pioneer in AI-driven energy innovation—transforming how energy is produced, managed and delivered through its advanced Utility Operating System, smart microgrid technology, wireless EV charging and on-demand mobile fuel delivery solutions— today announced preliminary unaudited financial results for April 2025.

April 2025 Highlights:

●	Revenue: $5.82 million, up 154% year-over-year
●	Gallons Delivered: 1.78 million, up 207% year-over-year

April marks another strong month of growth, supported by sustained volume increases and recent expansion into Oklahoma, alongside rising demand from national fleet clients using NextNRG’s on-demand fueling platform.

“Our April performance further validates the strength of our business model and execution strategy,” said Michael D. Farkas, Executive Chairman and CEO of NextNRG. “With year-over-year revenues more than doubling, we are seeing growing demand from national fleet operators who value the reliability, efficiency and sustainability of our smart fueling solutions. We’re not just delivering fuel, we’re laying the groundwork for a cleaner energy future. As we prepare to scale our Next Utility Operating System, our AI-powered microgrid systems, and wireless EV charging products, April’s results reflect our ability to grow rapidly while staying focused on operational efficiency and long-term value creation.”

Note on Preliminary Results

The financial results for April 2025 are preliminary and unaudited. Final results may differ and will be confirmed upon the completion of standard month-end and quarter-end closing procedures.

About NextNRG, Inc.

NextNRG, Inc. (NextNRG) is Powering What’s Next by implementing artificial intelligence (AI) and machine learning (ML) into renewable energy, next-generation energy infrastructure, battery storage, wireless electric vehicle (EV) charging and on-demand mobile fuel delivery to create an integrated ecosystem.

At the core of NextNRG’s strategy is its Utility Operating System, which leverages AI and ML to help make existing utilities’ energy management as efficient as possible, and the deployment of NextNRG smart microgrids, which utilize AI-driven energy management alongside solar power and battery storage to enhance energy efficiency, reduce costs and improve grid resiliency. These microgrids are designed to serve commercial properties, schools, hospitals, nursing homes, parking garages, rural and tribal lands, recreational facilities and government properties, expanding energy accessibility while supporting decarbonization initiatives.

NextNRG continues to expand its growing fleet of fuel delivery trucks and national footprint, including the acquisition of Yoshi Mobility’s fuel division and Shell Oil’s trucks, further solidifying its position as a leader in the on-demand fueling industry. NextNRG is also integrating sustainable energy solutions into its mobile fueling operations. The company hopes to be an integral part of assisting its fleet customers in their transition to EV, supporting more efficient fuel delivery while advancing clean energy adoption. The transition process is expected to include the deployment of NextNRG’s innovative wireless EV charging solutions.

To find out more visit: www.nextnrg.com

Forward-Looking Statements

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement describing NextNRG’s goals, expectations, financial or other projections, intentions, or beliefs is a forward-looking statement and should be considered an at-risk statement. Words such as “expect,” “intends,” “will,” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, including, but not limited to, those related to NextNRG’s business and macroeconomic and geopolitical events. These and other risks are described in NextNRG’s filings with the Securities and Exchange Commission from time to time. NextNRG’s forward-looking statements involve assumptions that, if they never materialize or prove correct, could cause its results to differ materially from those expressed or implied by such forward-looking statements. Although NextNRG’s forward-looking statements reflect the good faith judgment of its management, these statements are based only on facts and factors currently known by NextNRG. Except as required by law, NextNRG undertakes no obligation to update any forward-looking statements for any reason. As a result, you are cautioned not to rely on these forward-looking statements.

Investor Relations Contact

NextNRG, Inc.
Sharon Cohen
SCohen@nextnrg.com